Exhibit 32(a)

                                  CERTIFICATION

                             18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of The Southern Company for the year ended December 31, 2003, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

     (1) such Annual Report on Form 10-K of The Southern Company for the year ended December 31, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-K of The Southern Company for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of The Southern Company.



                                                   /s/H. Allen Franklin
                                                       Allen Franklin
                                            Chairman and Chief Executive Officer



                                                   /s/Thomas A. Fanning
                                                     Thomas A. Fanning
                                                 Executive Vice President,
                                           Chief Financial Officer and Treasurer

Date:  March 1, 2004